Dear Fellow Shareholders:

   Performance Review: We are very pleased to report that your Fund had a total return (market price change plus income) of 13.67% for 2001. This compares favorably to the -21.24% average return reported by Lipper for Utility Funds, -5.64% for Equity Income Funds, -39.22% for Telecommunications Funds, and -11.88% for the Standard and Poor's 500 Index. The Fund, whose portfolio contains approximately 25% bonds, also surpassed the Lehman Brothers Utility Bond Index, which had a 5.85% annual total return.

   In pursuit of its objective of current income, the Fund declared twelve monthly 6.5 cent per share dividends during 2001, plus an extra one cent per share in the final dividend of the year. This was the eleventh "extra" dividend in the last fourteen years. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized or a 7.05% common stock dividend yield based on the December 31, 2001 closing price of $11.06 per share. That yield compares favorably with the 2001 year-end yield of 4.06% for the Dow Jones Utility Index and 3.83% for the S&P Utilities Index.

   The negative returns of the indexes cited above indicate that it was a difficult year for many investors. The economy entered a recession in March 2001, as determined by the National Bureau of Economic Research, ushered in partially by large cutbacks in capital equipment spending on technology and communications, and intensified by the economic impact of the September 11 New York City terrorist attacks. The collapse of Enron's share price to pennies was the year's bleak "Christmas gift" to some investors. The comparatively superior return of your Fund indicates, in part, that investments not made can be as important as investments made.

   In response to economic weakness, the Federal Reserve executed a program of rapid interest rate reductions during 2001. The federal funds interest rate was lowered 475 basis points in 11 steps to 1.75%. Although there may not be more interest rate reductions to come, we believe that the monetary policy initiatives already in place, combined with modest current federal tax cuts and increased spending, should support the domestic economy in an upward path in 2002.

   Even with a more robust economy, there will be plenty of challenges ahead for investors. To prepare for the challenges, Fund analysts prepare annual industry reviews and outlooks. Following are highlights from those reviews.

   Electric Utilities--Regulation and Yield Make A Comeback: The past year was one of turmoil for the electric utility industry. Several factors dampened investor enthusiasm and garnered negative press for the sector. Nonetheless, we believe that industry turmoil will be resolved and investors will benefit. We expect that electric companies will be financially stronger and their managements focused on the successful execution of more modest business plans.

   After reaching record highs in 2000, electric power prices plummeted in 2001 in response to weaker demand and increased supply. The summer cooling and fall heating seasons of 2001 were milder than normal throughout most of the country. The mild weather, coupled with the economic downturn, resulted in weak demand for electricity. As demand was weakening, the industry was also experiencing the largest increase in supply in many years. During the year, over 40,000 megawatts of new generating capacity entered service. Although weaker power prices were good for companies with regulated distribution operations, they were negative for those companies that had excess unregulated generation capacity to sell in the open wholesale market.

   During 2001, the fallout from the California power crisis continued, as many states slowed-down, stopped, or reversed deregulation efforts. Given this California inspired deregulatory reticence, as well as the potential political ramifications from the ongoing Enron investigations, we expect that regulators and legislators in other states and at the federal level will have little taste for pursuing industry deregulation initiatives. As the appetite for deregulation has faded, so has investor perception of the growth prospects of companies focusing on unregulated operations, negatively impacting their common stock valuations. However, we believe the returns that can be earned on regulated operations are relatively attractive.

   The Enron investigations are far from over and the outcome uncertain. But there are positive implications for the power industry. Companies are enhancing their credit strength and increasing accounting disclosure of power marketing and trading operations. In addition, many companies have abandoned aggressive earnings growth targets and are focusing on moderate earnings growth with yield. Over the last several years the average dividend payout ratio (that portion of earnings paid out as dividends) for the electric sector has fallen from nearly 80% to just over 40%. Given the lessons learned from the recent past, more companies appear to be gravitating back to strategies that include an emphasis on dividends, as opposed to being singularly focused on nonregulated earnings growth.

   Gas, What A Difference A Year Makes! The price of natural gas and prices of many natural gas utility stocks fell significantly in 2001 after surging during the California crisis. The economic slowdown, record gas storage injections, a cool summer and a warm winter, calamity in California, and the Enron meltdown fed the "perfect storm".

   Gas local distribution companies (LDC's), with less commodity price risk, led performance in 2001, declining "only" about 8% but outperforming the S&P 500's 13% decline. Energy merchant company stocks suffered from guilt by association with Enron, incurring double-digit declines in 2001 after a spectacular year in 2000. Common stock prices of Dynegy Inc. were down nearly 55%, El Paso Corporation declined nearly 40%, and The Williams Companies, Inc. lost over 30% in 2001. The worst performer of all, Enron Corp., filed for bankruptcy in the fourth quarter after a number of income and debt-related disclosures, an aborted merger agreement with Dynegy Inc., and credit downgrades of company debt to "junk" status.

   Looking ahead from a gas supply and demand standpoint, gas prices are likely to remain subdued. Unless weather during the remainder of winter is closer to or colder than normal, gas storage levels will be relatively high at the end of the heating season. An emergent economic recovery will keep demand in check. Consumers focused on conservation during the 2000/2001 winter, due to exceptionally high gas prices. This frugality has persisted even as gas prices have fallen. On the other hand, production is declining in response to lower prices, bringing long-term supply into better balance with demand.

   It is likely that a steady stream of additional financial disclosures, as well as Congressional and other investigations of Enron, its executives, its financial practices, and its independent public accountants, will keep gas utilities from being boring again in 2002. The merchant energy group will likely be the most sensitive to industry developments while gas distribution companies should be less impacted. Over the past year, we have concentrated the portfolio in the less-volatile distribution companies, minimizing our exposure to the riskier energy merchants. We will continue to focus on that strategy.

   Telecommunications--Wait Until Next Year: After a difficult year in 2000, many industry observers were guardedly optimistic that a telecommunications recovery would occur in the second half of 2001. Clearly, that did not happen. Instead, the telecommunications environment worsened with a continuous flow of bad news, from weak demand as a result of the recession to bankruptcies. Because of the high quality investments of your Fund, the telecom holdings performed relatively well compared to the rest of the industry. Can we expect a recovery in 2002, or is this industry like the Chicago Cubs--perpetually waiting for next year? Let's look at the key industry trends for 2002.

   First, there is a back-to-basics mentality emanating from companies' management. After a few years of profligate spending without concern for earning a reasonable return, an almost singular focus on the successful execution of the core telecommunications business has surfaced. Since demand is still muted and the industry tends to lag an economic recovery by six months, management's first priority in order to weather the current environment is running its operations as efficiently as possible.

   Second, we do not believe the industry shakeout is over just yet. Several companies entered bankruptcy last year and a couple of former stars have already fallen in 2002. However painful this trend may be, it is entirely necessary in order for the industry to return to health. As competitors fail, the pricing environment improves, excess capacity is worked off, and returns on invested capital should begin to increase for the surviving players. Consolidation will also eventually play a part in improving the industry structure, but it is unlikely to occur this year. Low stock prices and focus on the core business have discouraged the strong companies from entering into a lengthy merger process.

   Finally, we would highlight the continuation of a trend that came to the forefront last year--the importance of a healthy balance sheet. Given the Enron debacle, this issue has taken on even greater meaning this year. We have seen a sharpened focus on the generation of free cash flow, primarily through a reduction in capital spending. Combined with asset sales of non-core businesses and/or initial public offerings of wireless divisions, lower debt levels by the end of 2002 are expected. These developments could be a catalyst for improved stock performance. Despite what is shaping up to be another trying year for the industry, we remain comfortable with our holdings of financially strong, incumbent local telecommunications companies.

   REIT Yields Remain Attractive: Our outlook for REIT shares in 2002 is positive, primarily driven by the year-end 2001 dividend yield of 7.1% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index. However, earnings growth for the REIT universe is expected to be a relatively modest 3%. As real estate is a lagging component of the economy, the current slowdown in aggregate domestic economic growth may linger in the REIT sector somewhat longer than in other sectors. In addition, many REITs have been building significant amounts of capital to deploy on opportunities that may not come to fruition. However, in light of the expectation that the economic slowdown will be mild, and the record spread on the 7.1% dividend yield versus many alternative stock and bond investments, selected REIT shares are attractive.

   Capital market investors have imposed discipline on the REIT sector in recent years, which has kept property supply and demand in balance in markets where there are limited barriers to entry--smoothing and lengthening the real estate cycle. In fact, many banks are noting how well real estate loans are performing today. While the economy has slowed, the market has faced little new supply, a fortunate circumstance for landlords. In addition, most landlords prepared themselves for reduced demand and attractive acquisitions by maintaining very healthy balance sheets. As management teams sit on the sidelines with available investment capital, waiting for opportunities brought on by the economy, the Fund will emphasize secure and attractive dividend yields and diversification of holdings.

   Your Fund's team of investment professionals seeks to steer the Fund's portfolio away from risky investments without sacrificing the consistency of income to which shareholders have become accustomed.

   Board of Directors Meeting--At the December Special Board of Directors' meeting, the Board declared the following monthly dividends:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                       7.5 cents    December 31  January 10
                       6.5 cents    January 31   February 11
                       6.5 cents    February 28  March 11

   At the regular February Board of Directors' meeting, the Board declared the following monthly dividends:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                       6.5 cents     March 29   April 10
                       6.5 cents     April 30   May 10

   Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

   As an added service, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-877-381-2537 or http://stock.bankofny.com.

   Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

   We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain

Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Duff & Phelps Utilities Income Inc.:

We have audited the accompanying balance sheet of Duff & Phelps Utilities Income Inc. (a Maryland corporation), including the schedule of investments, as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utilities Income Inc. as of December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
February 5, 2002

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001


COMMON STOCKS--69.9%

                                                                 Market
                                                                 Value
    Shares        Company                                       (Note 1)
    -----------   -------                                     -------------

                  [_] ELECTRIC--39.8%

      1,300,000   Allegheny Energy Inc....................... $  47,086,000
      1,000,000   Allete Inc.................................    25,200,000
    #   796,000   Dominion Resources.........................    47,839,600
    # 1,417,000   DTE Energy Co..............................    59,428,980
    # 1,300,000   Duke Energy Corp...........................    51,038,000
    # 1,593,400   Endesa S.A.................................    24,968,578
      1,005,000   Entergy Corp...............................    39,305,550
      1,000,000   Exelon Corp................................    47,880,000
      1,100,000   FPL Group Inc..............................    62,040,000
    # 1,000,000   Keyspan Corp...............................    34,650,000
    #   215,000   National Grid Group PLC ADR................     6,611,250
        770,000   National Grid Group PLC (United Kingdom)...     4,790,787
      2,256,600   NiSource Inc...............................    52,037,196
    # 1,318,600   NSTAR......................................    59,139,210
      1,120,000   Pinnacle West Capital Corp.................    46,872,000
    # 1,375,000   Progress Energy Inc........................    61,916,250
      1,000,000   Public Service Enterprise Group............    42,190,000
        850,000   Scottish & Southern Energy (United Kingdom)     7,589,507
        200,000   Scottish & Southern Energy ADR.............    17,857,660
      1,000,000   Scottish Power PLC ADR.....................    21,700,000
    # 3,000,000   Southern Co................................    76,050,000
      1,000,000   TECO Energy Inc............................    26,240,000
    #   420,748   TXU Corp...................................    19,838,268
    # 2,425,000   Utilicorp United Inc.......................    61,037,250
      1,500,000   Vectren Corp...............................    35,970,000
                                                              -------------
                                                                979,276,086

                  [_] GAS--6.4%

        926,000   AGL Resources..............................    21,316,520
        800,000   National Fuel Gas Co.......................    19,760,000
        600,000   NICOR Inc..................................    24,984,000
        600,000   Peoples Energy Corp........................    22,758,000
      1,000,000   WGL Holdings Inc...........................    29,070,000
    # 1,500,000   Williams Companies Inc.....................    38,280,000
                                                              -------------
                                                                156,168,520

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001

                                                                Market
                                                                Value
     Shares        Company                                     (Note 1)
     -----------   -------                                  --------------

                   [_] TELECOMMUNICATION--13.6%

     # 1,000,000   Alltel Corp............................. $   61,730,000
     # 1,000,000   BCE Inc. ...............................     22,800,000
       1,730,000   BellSouth Corp..........................     65,999,500
       1,637,230   SBC Communications Inc..................     64,130,299
     #   700,000   Swisscom AG ADR.........................     19,425,000
         856,250   Telecom Corp. of New Zealand Interim ADR     14,342,188
       1,068,400   Telstra Corp. ADR.......................     14,904,180
     # 1,519,000   Verizon Communications..................     72,091,740
                                                            --------------
                                                               335,422,907

                   [_] NON-UTILITY--10.1%

         223,450   Apartment Investment & Management Co....     10,218,368
         444,375   Archstone-Smith Trust...................     11,687,063
         162,200   Avalon Bay Communities Inc..............      7,673,682
         409,000   Boston Properties Inc...................     15,542,000
         266,900   Camden Property Trust...................      9,795,230
     #   347,400   CBL & Associates Properties Inc.........     10,943,100
         364,000   Centerpoint Properties Corporation......     18,127,200
         290,000   Chelsea Property Group Inc..............     14,239,000
         295,000   Duke Realty Corp........................      7,177,350
         620,000   Equity Office Properties Trust..........     18,649,600
         310,000   Equity Residential Properties Trust.....      8,900,100
         161,300   Essex Property Trust Inc................      7,969,833
         200,000   First Industrial Realty Trust ..........      6,220,000
     #   250,000   General Growth Properties, Inc..........      9,700,000
         290,000   Green S.L. Realty Properties Inc........      8,905,900
         139,100   iStar Financial Inc.....................      3,470,545
         300,000   Kimco Realty Corp.......................      9,807,000
         300,000   Pan Pacific Retail Properties Inc.......      8,616,000
         370,600   ProLogis Trust..........................      7,971,606
         105,000   Public Storage Inc......................      3,507,000
          90,000   Realty Income Corp......................      2,646,000
     #   260,000   Reckson Associates Realty Corp..........      6,073,600
         171,545   Reckson Associates Realty Corp. Class B.      4,376,113
     #   305,000   Simon Property Group....................      8,945,650

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001

                                                                    Market
                                                                    Value
  Shares        Company                                            (Note 1)
  -----------   -------                                         --------------
  #   465,800   Vornado Realty Trust........................... $   19,377,280
      154,500   Weingarten Realty Investors....................      7,416,000
                                                                --------------
                                                                   247,955,220
                                                                --------------
                Total Common Stocks (Cost--$1,611,226,760).....  1,718,822,733
                                                                --------------
  PREFERRED STOCKS--9.8%

                [_] NON-UTILITY--1.1%
      500,000   Cox Communications Inc. 7% 8/16/02.............     27,585,000

                                                                --------------
                                                                    27,585,000

                [_] UTILITY--8.7%

      626,200   Cinergy Corp. 9 1/2% 2/16/05...................     34,566,240
      450,000   Dominion Resources 91/2% 11/16/04..............     26,874,000
      700,000   Duke Capital Financing Trust III 8 3/8% 8/31/29     18,830,000
  # 1,200,000   Duke Energy 8 1/4% 5/18/04.....................     31,620,000
      223,500   EIX Trust II Series B 8.60% 10/29/29**.........      4,492,350
      550,000   MediaOne Group 7.00% 11/15/02..................     14,932,500
      500,000   NiSource Industries Inc. 7.75% 2/19/03.........     22,725,000
      209,000   P P & L Capital Trust II 8.10% 7/01/27.........      5,237,540
      789,100   Texas Utilities Co. 9 1/4% 8/16/02.............     20,579,728
      400,000   Texas Utilities Co. 8 3/4% 11/16/05............     20,696,000
      450,900   Utilicorp United Inc. 9 3/4% 11/16/02..........     12,309,570

                                                                --------------
                                                                   212,862,928

                                                                --------------
                Total Preferred Stocks (Cost--$237,077,619)....    240,447,928

                                                                --------------

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001


BONDS--21.4%

                                                            Ratings*
                                                   --------------------------
                                                    Fitch
                                                    IBCA,            Standard    Market
                                                    Duff &             and       Value
Par Value      Company                              Phelps   Moody's  Poor's    (Note 1)
------------   -------                             --------- ------- -------- ------------
               [_] ELECTRIC--10.0%
 $ 5,000,000   AES Ironwood Corp.
               8.857%, due 11/30/25............... Not Rated  Baa3     BBB-   $  4,716,120
  12,271,000   Cleveland Electric Illuminating
               9%, due 7/01/23.................... BBB        Baa2     BBB      12,713,909
  18,050,000   Comed Financing II
               8 1/2%, due 1/15/27................ Not Rated  Baa2     BBB      17,751,904
   7,500,000   Commonwealth Edison Co.
               9 7/8%, due 6/15/20................ A-         A3       A-        8,387,603
   8,850,000   Commonwealth Edison Co.
               8 5/8%, due 2/01/22................ A-         A3       A-        9,007,149
   5,000,000   Commonwealth Edison Co.
               8 3/8%, due 9/15/22................ A-         A3       A-        5,065,940
# 10,000,000   Commonwealth Edison Co.
               8 3/8%, due 2/15/23................ A-         A3       A-       10,227,800
   6,000,000   Dayton Power and Light
               8.15% due 1/15/2026................ AA         A2       BBB+      6,220,278
# 24,000,000   Dominion Resources Capital Trust
               7.83%, due 12/01/27................ BBB        Baa2     BBB-     22,896,312
   5,000,000   Gulf States Utilities
               8.94%, due 1/01/22................. BBB        Baa3     BBB-      5,189,135
   1,000,000   Houston Lighting
               8 3/4%, due 3/01/22................ A-         A3       BBB+      1,042,575
# 19,800,000   Hydro - Quebec
               9 3/4%, due 1/15/18................ AA-        A1       A+       21,157,270
   5,000,000   Illinois Power Co.
               7 1/2, due 7/15/25................. A-         Baa2     BBB+      4,186,420
   5,000,000   Louisiana Power & Light Co.
               8 3/4, due 3/01/26................. BBB+       Baa2     BBB+      5,010,345
   4,000,000   New York State Electric & Gas Corp.
               8 7/8%, due 11/01/21............... A          A3       A         4,099,472
#  5,000,000   Progress Energy Inc
               7 3/4% 3/1/31...................... Not Rated  Baa1     BBB       5,363,965

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001

                                                          Ratings*
                                                 --------------------------
                                                  Fitch
                                                  IBCA,            Standard    Market
                                                  Duff &             and       Value
 Par Value     Company                            Phelps   Moody's  Poor's    (Note 1)
------------   -------                           --------- ------- -------- ------------
 $ 5,000,000   PSEG Power
               8 5/8% 4/15/31................... Not Rated  Baa1     BBB    $  5,568,240
# 10,000,000   Public Service Co. of Colorado
               8 3/4%, due 3/01/22.............. A          A3       A        10,165,840
  22,750,000   Puget Capital Trust
               8.231%, due 6/01/27.............. Not Rated  Baa3     BB       21,371,123
# 13,000,000   Southern Co. Capital Trust
               8.14%, due 2/15/27............... Not Rated  Baa1     BBB+     13,134,706
  11,150,000   Texas Utilities Electric Co.
               8 1/8%, due 2/01/02.............. A-         A3       BBB+     11,195,670
  12,000,000   UtiliCorp United Inc.
               8%, due 3/01/23.................. BBB        Baa3     BBB      11,168,916
# 10,000,000   Virginia Electric & Power Co.
               8 5/8%, due 10/01/24............. A+         A2       A        10,789,070
# 17,700,000   Virginia Electric & Power Co.
               8 1/4%, due 3/01/25.............. A+         A2       A        18,740,937
                                                                            ------------
                                                                             245,170,699
               [_] GAS--2.5%
   5,125,000   ANR Pipeline Co.
               9 5/8%, due 11/01/21............. Not Rated  Baa1     BBB+      5,957,725
   5,000,000   KN Energy Inc.
               7 1/4%, due 3/01/28.............. BBB        Baa2     BBB       4,883,775
  10,000,000   Northern Border Partners LP
               8 7/8%, due 6/15/10.............. BBB+       Baa1     BBB+     10,750,000
   6,488,000   Southern Union Co.
               7.60%, due 2/01/24............... BBB+       Baa2     BBB+      6,230,933
   8,850,000   Southern Union Co.
               8 1/4%, due 11/15/29............. BBB+       Baa2     BBB+      9,104,836
  10,000,000   TE Products Pipeline Co.
               7.51%, due 1/15/28............... Not Rated  Baa2     BBB       9,155,440
   9,000,000   Trans-Canada Pipeline
               9 1/8%, due 4/20/06.............. Not Rated  A3       BBB      10,050,246
   4,000,000   Transcontinental Gas Pipeline Co.
               8 7/8%, due 9/15/02.............. BBB+       Baa1     BBB+      4,160,344
                                                                            ------------
                                                                              60,293,299

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001

                                                          Ratings*
                                                 --------------------------
                                                  Fitch
                                                  IBCA,            Standard    Market
                                                  Duff &             and       Value
Par Value      Company                            Phelps   Moody's  Poor's    (Note 1)
------------   -------                           --------- ------- -------- ------------
               [_] TELECOMMUNICATION--6.9%
#$19,000,000   AT & T Corp.
               8.35%, due 1/15/25                A-         A3       BBB+   $ 19,339,074
  15,000,000   AT&T Wireless Services Inc.
               8 3/4%, due 3/01/31               BBB        Baa2     BBB      17,049,450
# 10,000,000   Bell South Capital Funding
               7 7/8% 2/15/30                    AA-        Aa3      A+       11,476,760
  25,000,000   British Telecom PLC
               8 5/8%, due 12/15/30              A          Baa1     A-       28,799,675
  11,350,000   France Telecom
               8 1/2%, due 3/01/31               BBB+       Baa1     BBB+     13,001,175
# 12,000,000   GTE California Inc.
               8.07%, due 4/15/24                AA         Aa3      A+       12,284,856
# 17,625,000   GTE Corp.
               7.90%, due 2/01/27                A+         A2       A+       18,327,480
# 13,750,000   New England Telephone & Telegraph
               9%, due 8/01/31                   AA         Aa2      A+       14,321,450
#  9,000,000   New York Telephone Co.
               7 5/8%, due 2/01/23               AA         A1       A+        8,946,153
   9,000,000   Tele-Commun Inc.
               9.80%, due 2/01/12                A-         Baa2     BBB+     10,835,829
   5,000,000   US West Communications
               8 7/8%, due 6/01/31               A          A2       BBB+      5,214,110
   5,000,000   Vodafone Group PCL
               7 7/8% 2/15/30                    Not Rated  A2       A         5,658,020
   5,000,000   Worldcom Inc
               8 1/4% 5/15/13                    A-         A3       BBB+      5,300,390
                                                                            ------------
                                                                             170,554,422
               [_] NON-UTILITY--2.0%
  17,500,000   Contl Cablevision
               9 1/2%, due 8/01/13.............. Not Rated  Baa2     BBB+     19,836,163
#  8,000,000   Dayton Hudson Corp.
               9 7/8%, due 7/01/20.............. A          A2       A+       10,728,616
# 19,940,000   EOP Operating LP
               7 1/2%, due 4/19/29.............. BBB+       Baa1     BBB+     19,132,649
                                                                            ------------
                                                                              49,697,428
                                                                            ------------
               Total Bonds (Cost--$524,883,988)............................  525,715,848
                                                                            ------------

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                               December 31, 2001


                                                                                Market
                                                                                Value
Par Value      Company                                                         (Note 1)
------------   -------                                                      --------------

U.S. TREASURY OBLIGATIONS--0.6%
#$10,000,000   U.S. Treasury Notes
               10 3/4%, due 5/15/03........................................ $   11,111,720
   2,000,000   U.S. Treasury Bonds
               10 3/4%, due 8/15/05........................................      2,445,704
                                                                            --------------
               Total U.S. Treasury Obligations (Cost--$13,233,858).........     13,557,424
                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--2.8%
# 65,000,000   Federal Home Loan Mortgage Corp.
               9 3/4%, due 2/14/03.........................................     69,709,445
                                                                            --------------
               Total U.S. Government Agency Obligations (Cost--$68,298,493)     69,709,445
                                                                            --------------

COMMERCIAL PAPER--3.3%
  82,000,000   General Electric Capital Corp.
               1.80%, due 1/02/02..........................................     81,995,900
                                                                            --------------
               Total Commercial Paper (Amortized Cost--$81,995,900)........     81,995,900
                                                                            --------------

TOTAL INVESTMENTS (Cost--$2,536,716,618) (107.8%).......................... $2,650,249,278
                                                                            --------------

--------

 *Bond Ratings are not covered by the report of independent public accountants.

**Dividends are currently deferred.

 #This security, or a portion of this security is out on loan at December 31, 2001. Total loaned securities had a market value of $412,874,440 at December 31, 2001. (Note 7).

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                               December 31, 2001


ASSETS:
Investments at market value:
 Common stocks (cost $1,611,226,760)....................................................... $1,718,822,733
 Preferred stocks cost ($237,077,619)......................................................    240,447,928
 Bonds (cost $524,883,988).................................................................    525,715,848
 U.S. Treasury obligations (cost $13,233,858)..............................................     13,557,424
 U.S. government agency obligation (cost $68,298,493)......................................     69,709,445
 Commercial paper (amortized cost $81,995,900).............................................     81,995,900
Collateral held for securities on loan, at value...........................................    435,375,081
Interest-bearing deposits with custodian...................................................      7,160,106
Receivables:
 Interest..................................................................................     15,742,593
 Dividends.................................................................................      6,791,876
 Securities lending income.................................................................         89,134
Prepaid expenses...........................................................................        105,232
                                                                                            --------------
   Total Assets............................................................................ $3,115,513,300
                                                                                            ==============
LIABILITIES:
Due to Adviser (Note 2)....................................................................      3,722,866
Due to Administrator (Note 2)..............................................................        933,614
Dividends payable on common stock..........................................................     16,014,093
Dividends payable on remarketed preferred stock............................................        669,039
Accrued expenses...........................................................................      2,274,691
Commercial paper outstanding (Note 6)......................................................    196,827,285
Payable upon return of securities on loan..................................................    435,375,081
                                                                                            --------------
   Total Liabilities.......................................................................    655,816,669
                                                                                            --------------
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares
  issued and outstanding, liquidation preference $100,000 per share) (Note 5)..............    500,000,000
                                                                                            --------------
CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and 213,521,241 shares issued
  and outstanding) (Note 4)................................................................        213,521
Paid-in surplus (Note 4)...................................................................  1,909,811,939
Accumulated net realized loss on investments...............................................    (47,217,895)
Distributions in excess of net investment income...........................................    (16,645,171)
Unrealized appreciation on foreign currency translation....................................          1,577
Net unrealized appreciation on investments.................................................    113,532,660
                                                                                            --------------
   Net assets applicable to common stock (equivalent to $9.18 per share based on
     213,521,241 outstanding)..............................................................  1,959,696,631
                                                                                            --------------
   Total Net Assets Applicable to Common and Preferred Stock...............................  2,459,696,631
                                                                                            --------------
   Total Liabilities and Capital........................................................... $2,680,138,219
                                                                                            ==============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2001



INVESTMENT INCOME:
 Interest............................................................................. $  49,417,814
 Dividends (less withholding tax of $853,250).........................................   160,245,524
 Securities lending income............................................................     1,220,457
                                                                                       -------------
   Total investment income............................................................   210,883,795

EXPENSES:
 Commercial paper interest expense (Note 6 )..........................................     9,423,270
 Management fees (Note 2).............................................................    15,284,267
 Administrative fees (Note 2).........................................................     3,806,813
 Transfer agent fees..................................................................       537,200
 Custodian fees.......................................................................       328,500
 Remarketing agent fees...............................................................     1,267,360
 Shareholder reports..................................................................       517,300
 Legal and audit fees.................................................................       255,200
 Directors' fees (Note 2).............................................................       365,600
 Other expenses.......................................................................       724,706
                                                                                       -------------
   Total expenses.....................................................................    32,510,216
                                                                                       -------------
   Net investment income..............................................................   178,373,579

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments.....................................................    18,943,412
 Net change in unrealized appreciation on investments and foreign currency translation  (296,203,058)
                                                                                       -------------
 Net loss on investments..............................................................  (277,259,646)
                                                                                       -------------
 Net decrease in net assets resulting from operations................................. $ (98,886,067)
                                                                                       =============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            For the year    For the year
                                                                               ended           ended
                                                                            December 31,    December 31,
                                                                                2001            2000
                                                                           --------------  --------------

FROM OPERATIONS:
 Net investment income.................................................... $  178,373,579  $  190,201,026
 Net realized gain on investments.........................................     18,943,412      53,471,923
 Net change in unrealized appreciation on investments and foreign currency
   translation............................................................   (296,203,058)    311,528,851
                                                                           --------------  --------------
   Net increase (decrease) in net assets resulting from operations........    (98,886,067)    555,201,800

DISTRIBUTIONS TO STOCKHOLDERS FROM;
 Net investment income--preferred stock (Note 5)..........................    (16,247,814)    (23,887,016)
 Net investment income--common stock (Note 3).............................   (167,778,258)   (165,926,959)
                                                                           --------------  --------------
   Total distributions....................................................   (184,026,072)   (189,813,975)

FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from dividend reinvestment..........     26,595,226      22,497,362
                                                                           --------------  --------------
 Net increase in net assets derived from capital share transactions.......     26,595,226      22,497,362
                                                                           --------------  --------------
   Total increase (decrease)..............................................   (256,316,913)    387,885,187

TOTAL NET ASSETS:
 Beginning of year........................................................  2,716,013,544   2,328,128,357
                                                                           --------------  --------------
 End of year (including distributions in excess of and undistributed net investment income of $16,645,171and $3,415,147, respectively).......... $2,459,696,631  $2,716,013,544
                                                                           ==============  ==============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                     For the year ended December 31, 2001

Cash Flows From (For):
OPERATING ACTIVITIES

 Interest received....................................................... $    50,202,102
 Income dividends received...............................................     160,291,180
 Securities lending income...............................................       1,205,519
 Operating expenses paid (excluding interest)............................     (23,272,568)
 Interest paid on commercial paper.......................................     (11,591,438)

                                                                          ---------------
   Net cash provided by operating activities...........................................      176,834,795
INVESTING ACTIVITIES
 Purchase of investment securities.......................................  (6,059,454,313)
 Proceeds from sale/redemption of investment securities..................   6,032,511,204
 Amortization of premiums and discounts on debt securities...............       4,338,222
 Return of capital on investments........................................       2,063,887
 Long-term capital gains dividends received..............................       1,868,107

                                                                          ---------------
   Net cash used in investing activities...............................................      (18,672,893)
FINANCING ACTIVITIES
 Dividends paid..........................................................    (184,860,697)
 Proceeds from issuance of common stock under dividend reinvestment
   plan..................................................................      26,595,226
 Change in net proceeds from issuance of commercial paper................       3,639,893

                                                                          ---------------
   Net cash used in financing activities...............................................     (154,625,578)

                                                                                           -------------
Net increase in cash and cash equivalents.................................................     3,536,324
Cash and cash equivalents--beginning of year..............................................     3,623,782

                                                                                           -------------
Cash and cash equivalents--end of year.................................................... $   7,160,106

                                                                                           =============
Reconciliation of net investment income to net cash provided by operating activities:
 Net investment income...................................................................  $ 178,373,579
 Adjustments to reconcile net investment income to net cash provided by operating activities:
   Decrease in interest receivable.......................................         784,288
   Decrease in dividends receivable......................................          45,656
   Decrease in accrued expenses..........................................      (2,353,790)
   Increase in other receivable..........................................         (14,938)

                                                                          ---------------
     Total adjustments...............................................................         (1,538,784)

                                                                                           -------------
Net cash provided by operating activities................................................. $ 176,834,795

                                                                                           =============

   The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2001

(1) SIGNIFICANT ACCOUNTING POLICIES:

   Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

   The following are the significant accounting policies of the Fund:

      (a) The market values for securities are determined as follows:
   Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other securities are valued at a fair value, as determined in good faith by the Board of Directors.

      (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2001, the Fund had tax capital loss carry forwards of $72,506,566 which expire beginning on December 31, 2003.

      At December 31, 2001, on a tax basis, the Fund had undistributed net investment income of $2,100,876; and based on a $2,553,161,886 tax cost of investments, gross unrealized appreciation of $196,489,611 and unrealized depreciation of $99,402,219. The difference between the book basis and tax basis of distributable earnings are a result of tax deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

      (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

      (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2001


      (e) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $14,407,825 reduction in cost of securities and a corresponding $14,407,825 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

(2) MANAGEMENT ARRANGEMENTS:

   The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $22,500 per year plus $1,500 per board meeting, plus $1,000 per committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3) DIVIDENDS:

   The Board of Directors has authorized the following distributions to common stockholders from investment income in 2001:

                           Record  Payable  Dividend
                            Date    Date    Per Share
                          -------- -------- ---------
                          01-31-01 02-12-01   $.065
                          02-28-01 03-12-01    .065
                          03-30-01 04-10-01    .065
                          04-30-01 05-10-01    .065
                          05-31-01 06-11-01    .065
                          06-29-01 07-10-01    .065

                           Record  Payable  Dividend
                            Date    Date    Per Share
                          -------- -------- ---------
                          07-31-01 08-10-01   .065
                          08-31-01 09-10-01   .065
                          09-28-01 10-10-01   .065
                          10-31-01 11-13-01   .065
                          11-30-01 12-10-01   .065
                          12-31-01 01-10-02   .075

The tax basis for all distributions was net investment income.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2001


(4) CAPITAL STOCK TRANSACTIONS:

   The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

   Transactions in common stock and paid-in surplus during 2000 and 2001 were as follows:

                                                Shares        Amount
                                              ----------- --------------
        For the year ended December 31, 2000:
           Beginning capitalization.......... 208,478,761 $1,860,932,872
           Dividend reinvestment.............   2,456,999     22,497,362
                                              ----------- --------------
               Total capitalization.......... 210,935,760 $1,883,430,234
                                              =========== ==============
        For the year ended December 31, 2001:
           Beginning capitalization.......... 210,935,760 $1,883,430,234
           Dividend reinvestment.............   2,585,481     26,595,226
                                              ----------- --------------
               Total capitalization.......... 213,521,241 $1,910,025,460
                                              =========== ==============

(5) REMARKETED PREFERRED STOCK:

   In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 1.657% to 4.850% during the year ended December 31, 2001.

   The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

   In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 2001


(6) COMMERCIAL PAPER:

   The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 2.16% to 5.34% during the year ended December 31, 2001. At December 31, 2001, the Fund had Notes outstanding of $196,827,285.

(7) INVESTMENT TRANSACTIONS:

   For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term securities) were $5,786,016,232 and $5,737,909,437, respectively.

   The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At December 31, 2001, the fund had loaned portfolio securities with a market value of $412,874,440 to a broker/dealer and money market instruments with a market value of $435,375,081 were held in the Fund's account at The Bank of New York as collateral.

                      DUFF & PHELPS UTILITIES INCOME INC.
           FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                                                          For the year ended December 31
                                           -----------------------------------------------------------
                                              2001        2000        1999         1998        1997
                                           ----------  ----------  ----------   ----------  ----------
Net asset value:
Beginning of year......................... $    10.51  $     8.77  $    10.36   $     9.90  $     8.44
                                           ----------  ----------  ----------   ----------  ----------
Net investment income.....................       0.77        0.88        0.89         0.88        0.85
Net realized gain (loss) and change in
  unrealized appreciation/depreciation on
  investments.............................      (1.23)       1.76       (1.59)        0.46        1.46
                                           ----------  ----------  ----------   ----------  ----------
Total from investment operations..........      (0.46)       2.64       (0.70)        1.34        2.31
Dividends on preferred stock from net
  investment income.......................      (0.08)      (0.11)      (0.10)       (0.10)      (0.10)
Dividends on common stock from net
  investment income.......................      (0.79)      (0.79)      (0.79)       (0.78)      (0.75)
                                           ----------  ----------  ----------   ----------  ----------
Total distributions.......................      (0.87)      (0.90)      (0.89)       (0.88)      (0.85)
Net asset value:
 End of year.............................. $     9.18  $    10.51  $     8.77   $    10.36  $     9.90
                                           ==========  ==========  ==========   ==========  ==========
Per share market value:
 End of year.............................. $    11.06  $    10.50  $     8.31   $    11.25  $    10.13
Ratio of expenses to average net assets
  attributable to common shares...........       1.57%       1.79%       1.66%        1.46%       1.45%
Total investment return...................      13.67%      37.37%     (19.85%)      19.95%      27.69%
Ratio of net investment income to average
  net assets attributable to common shares       8.63%       9.73%       9.40%        8.85%       9.87%
Portfolio turnover rate...................     213.48%     229.70%     223.78%      251.19%     213.57%
Net assets, end of year (000s omitted).... $2,459,697  $2,716,014  $2,328,128   $2,631,692  $2,510,035

Information about Directors and Officers of the Fund

   Set forth below are the names and certain biographical information about the directors and officers of the Fund. Directors are divided into three classes and elected to serve staggered three-year terms. Except as indicated in the table, directors are elected by the holders of the Fund's common stock. The officers are elected at the annual meeting of the board of directors of the Fund.

         Name,             Position with the Fund,
        Address             Length of Time Served           Principal Occupation During Past 5 Years
        and Age              and Term of Office                      and Other Affiliations
        -------            -----------------------          ----------------------------------------
Interested Director of the Fund

Claire V. Hansen*....... Chairman and Director        Senior Advisor to the Board of Directors, Phoenix
55 East Monroe Street    since January 1987           Investment Partners, Ltd. since November 1995;
Chicago, Illinois 60603  Class III (term expires      President and Chief Executive Officer, Duff &
Age 76                   2002)                        Phelps Utilities Income Inc. January 2000-February
                                                      2001; Senior Advisor to the Board of Directors, Duff
                                                      & Phelps Corporation, 1988-November 1995
                                                      (Chairman of the Board, 1987-1988; Chairman of the
                                                      Board and Chief Executive Officer prior thereto);
                                                      Chairman of the Board, Duff Research Inc. and Duff
                                                      & Phelps Investment Management Co., 1985-1987
Independent Directors of the Fund

Wallace B. Behnke....... Director since January 1987  Consulting engineer since July 1989; prior thereto,
323 Glen Eagle           Class III (term expires      Vice Chairman, Commonwealth Edison Company
Kiawah Island            2002)                        (public utility)
South Carolina 29455
Age 76

Harry J. Bruce.......... Director since January 1989  Private investor; former Chairman and Chief
1630 Sheridan Road       Class I (term expires 2003)  Executive Officer, Illinois Central Railroad Co.
Wilmette, Illinois 60091
Age 70

Franklin A. Cole........ Director since January 1989  Chairman, Croesus Corporation (private management
54 West Hubbard Street   Class II (term expires 2004) and investment company); former Chairman and
Chicago, Illinois 60610                               Chief Executive Officer, Amerifin Corporation
Age 75                                                (formerly named Walter E. Heller International
                                                      Corporation); Director, Aon Corporation

Gordon B. Davidson...... Director since January 1989  Of Counsel, Wyatt, Tarrant & Combs (law firm)
PNC Plaza                Class III (term expires      since September 1995 (Chairman of the Executive
Louisville, Kentucky     2002)                        Committee prior thereto); retired Director, BellSouth
40202                                                 Corp.; former Chairman of the Board and Director,
Age 75                                                Trans Financial Advisers, Inc.

         Name,            Position with the Fund,
        Address            Length of Time Served          Principal Occupation During Past 5 Years
        and Age             and Term of Office                     and Other Affiliations
        -------           -----------------------         ----------------------------------------

Robert J. Genetski**... Director since April 2001   President, Robert Genetski & Associates, Inc.
195 North Harbor Drive  Class II (term expires      (economic and financial consulting firm) since 1991;
Chicago, Illinois 60601 2004)                       Senior Managing Director, Chicago Capital, Inc.
Age 59                                              (financial services firm) 1995-2001; former Senior
                                                    Vice President and Chief Economist, Harris Trust &
                                                    Savings Bank; author of several books; regular
                                                    contributor to the Nikkei Financial Daily

Francis E. Jeffries***. Director since January      Retired Chairman, Phoenix Investment Partners, Ltd.
8477 Bay Colony Drive   1987                        since May 1997 (Chairman, November 1995-May
Naples, Florida 34108   Class II (term expires      1997); Chairman and Chief Executive Officer, Duff
Age 71                  2004)                       & Phelps Corporation, June 1993-November 1995
                                                    (President and Chief Executive Officer, January
                                                    1992-June 1993); President and Chief Executive
                                                    Officer, Duff & Phelps Illinois Inc. since 1987
                                                    (President and Chief Operating Officer, 1984-1987)
                                                    and Chairman of the Board, Duff & Phelps
                                                    Investment Management Co. 1988-1993; Director,
                                                    The Empire District Electric Company

Nancy Lampton**........ Director since October      Chairman and Chief Executive Officer, Hardscuffle
3 Riverfront Plaza      1994                        Inc. (insurance holding company) and Chairman and
Louisville, Kentucky    Class I (term expires       Chief Executive Officer, American Life and Accident
40202                   2003)                       Insurance Company of Kentucky; Director,
Age 59                                              Constellation Energy Group, Inc.

David J. Vitale........ Director since April 2000   President and Chief Executive Officer, Board of
141 West Jackson        Class I (term expires 2003) Trade of the City of Chicago, Inc. since March 2001;
Boulevard                                           Retired bank executive 1999-2001; Vice Chairman
Chicago, Illinois 60604                             and Director, Bank One Corporation, 1998-1999;
Age 55                                              Vice Chairman and Director, First Chicago NBD
                                                    Corporation, and President, The First National Bank
                                                    of Chicago, 1995-1998; Vice Chairman, First
                                                    Chicago Corporation and The First National Bank of
                                                    Chicago, 1993-1998 (Director, 1992-1998;
                                                    Executive Vice President, 1986-1993); Director,
                                                    Ariel Capital Management, Inc., Ark Investment
                                                    Management, Wheels Inc.

   Additional information about the Fund's directors is contained in the Statement of Additional Information ("SAI") constituting Part B of the Fund's Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC's Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

         Name,            Position with the Fund,
        Address            Length of Time Served            Principal Occupation During Past 5 Years
        and Age             and Term of Office                       and Other Affiliations
        -------           -----------------------           ----------------------------------------

Officers of the Fund (other than the Chairman, for whom see above)

Nathan I. Partain...... President and Chief          Executive Vice President, Duff & Phelps Investment
55 East Monroe Street   Executive Officer, since     Management Co. since January 1997; Director of
Chicago, Illinois 60603 February 2001 (Executive     Utility Research, Phoenix Investment Partners, Ltd.,
Age 45                  Vice President, Chief        1989-1996 (Director of Equity Research, 1993-1996
                        Investment Officer and       and Director of Fixed Income Research, 1993);
                        Assistant Secretary, April   Director, Otter Tail Corporation
                        1998-February 2001;
                        Senior Vice President, Chief
                        Investment Officer and
                        Assistant Secretary,
                        January-April 1998; Senior
                        Vice President and Assistant
                        Secretary, January 1997-
                        January 1998)

T. Brooks Beittel...... Secretary, Treasurer and     Senior Vice President, Duff & Phelps Investment
55 East Monroe Street   Senior Vice President, since Management Co. since 1993 (Vice President 1987-
Chicago, Illinois 60603 January 1995                 1993)
Age 51

Michael Schatt......... Senior Vice President since  Senior Vice President, Duff & Phelps Investment
55 East Monroe Street   April 1998 (Vice President,  Management Co. since January 1997; Managing
Chicago, Illinois 60603 January 1997-April 1998)     Director, Phoenix Investment Partners, Ltd., 1994-
Age 54                                               1996

Joseph C. Curry, Jr.... Vice President since April   Senior Vice President, J.J.B. Hilliard, W.L. Lyons,
Hilliard Lyons Center   1988                         Inc. since 1994 (Vice President 1982-1994); Vice
Louisville, Kentucky                                 President Hilliard Lyons Trust Company; President,
40202                                                Hilliard-Lyons Government Fund, Inc.; Vice
Age 57                                               President, Treasurer and Secretary, Hilliard Lyons
                                                     Growth Fund, Inc.; Treasurer, Senbanc Fund

Dianna P. Wengler...... Assistant Secretary since    Vice President, J.J.B. Hilliard, W.L. Lyons, Inc. since
Hilliard Lyons Center   April 1988                   1990; Vice President, Hilliard-Lyons Government
Louisville, Kentucky                                 Fund, Inc.; Assistant Secretary, Hilliard Lyons
40202                                                Growth Fund, Inc.
Age 41

--------
 *Mr. Hansen is deemed to be an "interested person" of the Fund under the Investment Company Act of 1940 because of his positions with the Fund and with Phoenix Investment Partners, Ltd., parent company of the Fund's investment adviser.
**Elected by the holders of the Fund's preferred stock.
***Mr. Jeffries oversees 34 portfolios in the Fund Complex to which the Fund belongs.

                                                                  Duff & Phelps
                                                          Utilities Income Inc.

                                                                       Annual
                                                                       Report

                                                                       December
                                                                       31, 2001

                                    [GRAPHIC]

                                      4th


Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603